                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                         ----------------------

                               FORM 8-K/A

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of the earliest event reported): June 30, 1998

                     Commission File Number 0-14973

                               UNICO, INC.
  --------------------------------------------------------------------
           (Exact name of registrant as specified in charter)

             New Mexico                                  85-0270072
  --------------------------------------------------------------------
   (State or other jurisdiction of                      IRS Employer
    incorporation or organization)                   Identification No.


  2925 Bayview Drive, Fremont, California                    94538
  --------------------------------------------------------------------
  (Address of Principal Executive Offices)                 (Zip Code)

  Registrant's telephone number, including area code:     510/770-3990


                                   N/A
  ---------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant issued a majority of its stock to the old owners of Starlicon International Corporation (Starlicon) on June 30, 1998. Since the Registrant will account for this transaction by reverse acquisition accounting, it believes it is a New Accounting Entity and has made an asset acquisition as contemplated by Item 2 of Form 8-K.

The Registrant will account for its investment in Intermountain Refining Co. by the cost method. Due to the terms of the Novation Agreement executed on June 26, 1998 (exhibit 2.2 filed with Form 8-K on July 15, 1998), the New Accounting Entity does not believe it has succeeded to the Registrant's former business.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

In conformance to Item 7(a and b), the Registrant is filing audited financial statements of the acquired business, Starlicon International Corporation (Starlicon), as an amendment to the Form 8-K, originally filed on June 30, 1998.

As the acquired company, Starlicon was incorporated within two years of the June 30, 1998 acquisition, and as Starlicon acquired significant assets of Relialogic Technology Corporation (Relialogic), Starlicon may be considered a successor company to Relialogic. In conformance to APB 16 and Regulation S-X,
Section 210.3-05, the audited financial statements of Relialogic are also filed and included herewith. The disclosure of information on Relialogic or its parent company Osicom Technologies does not signify any current relationship nor affiliation with the Registrant.

While Item 7(b) of Form 8-K requires the presentation of pro-forma financial information, New Accounting Entity has taken the position that pro-forma consolidation of Starlicon financial statements with the Unico financial statements for fiscal year ended February 28, 1998 may not result in a fair presentation due to the terms of the Novation Agreement. Nonetheless Note 18 does provide such a pro-forma; however, it should be viewed in light of New Accounting Entity's position.

The Registrant will provide further disclosure in a new Form 10-K which it intends to file on or before October 15, 1998.

Exhibit 27.1  --  Audited financial statements of Starlicon          Page  3
                  International Corporation (Starlicon)
                  Regulation S-K item 2.

Exhibit 27.1  --  Audited financial statements of Relialogic         Page 19
                  Technology Corporation (Relialogic)
                  Regulation S-K item 2.

Exhibit 99.1  --  Letter to Mr. Roger Schwall; Assistant Director;   Page 29
                  Office 4; Division of Corporation Finance;
                  U.S. Securities and Exchange Commission.




                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO, INC.

Date:     November 1, 1999                 BY:   /s/ Ike Suri
                                         NAME:   IKE SURI
                                        TITLE:   Chief Executive Officer

EXHIBIT 27.1 - STARLICON INTERNATIONAL CORPORATION
               AUDITED FINANCIAL STATEMENTS AND PRO-FORMAS



















           STARLICON INTERNATIONAL CORPORATION
                  FINANCIAL STATEMENTS
                 JUNE 30, 1997 AND 1998






















                                      Weinbaum & Yalamanchi, CPAs
                                      4929 Wilshire Blvd, Suite 540
                                      Los Angeles, CA  90010
                                      Tel:  323-931-4827
                                      Fax:  323-931-6247

     STARLICON INTERNATIONAL CORPORATION
     FINANCIAL STATEMENTS
     JUNE 30, 1997 AND 1998


     TABLE OF CONTENTS



Independent Accountants' Report                          5

Balance Sheets                                         6-7

Statements of Operations and Retained Earnings
(Accumulated Deficit)                                    8

Statements of Cash Flows                                 9

Notes to Financial Statements                        10-18

     Independent Accountants' Report


The Stockholders
Starlicon International Corporation

     We audited the accompanying balance sheets of Starlicon International Corporation (Starlicon) as of June 30, 1997 and 1998 and the related statements of operations and retained earnings (accumulated deficit) and cash flows for the nine months and year then ended. These financial statements are the responsibility of Starlicon's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly in all material respects, Starlicon's financial position as of June 30, 1997 and 1998 and the results of its operations and cash flows for the nine months and year then ended in conformity with generally accepted accounting principles.

                                             /s/ Weinbaum & Yalamanchi
                                             Weinbaum & Yalamanchi

Los Angeles, California
September 3, 1998

     STARLICON INTERNATIONAL CORPORATION
     Balance Sheets
     June 30, 1997 and 1998

     ASSETS
     (Dollars In Thousands)

                                                 1997           1998

Current Assets
Cash                                         $              $     30
Accounts receivable, less $30 and $84
 allowances for doubtful accounts and
 returns, allowances and discounts in 1998        721          1,034
Inventories (Note 12)                              13            434
Prepaid expenses                                    9              4
                                               -------        -------
   Total current assets                           743          1,502
                                               -------        -------

Property and Equipment
 Furniture and equipment                           10             38
 Leasehold improvements                             9             25
                                               -------        -------
                                                   19             63
Accumulated depreciation                            1             11
                                               -------        -------
                                                   18             52
                                               -------        -------

Trademark, less $24
 accumulated amortization                                        106
Due from Luna                                                     14
Due from Hwang                                                    17
Hwang note (Note 6)                                              116
                                               -------        -------
                                                                 253
                                               -------        -------
                                            $     761       $  1,807
                                             =========      =========







          The accompanying notes are an integral
          part of these financial statements.

     STARLICON INTERNATIONAL CORPORATION
     Balance Sheets
     June 30, 1997 and 1998

     LIABILITIES AND STOCKHOLDERS' EQUITY
     (Dollars In Thousands)

                                                1997         1998

Current Liabilities
Bank overdrafts                              $      48      $   211
Accounts payable                                   109          433
Deferred revenues (Note 5)                                      210
Due RTC (Note 5)                                                 32
Due Yin (Note 13)                                               100
Accrued payroll                                                  25
                                             ---------      -------
  Total current liabilities                        157        1,011
                                             ---------      -------

Commitments and contingencies
(Notes 5, 8, 10 and 11)

Stockholders' Equity (Notes 6, 7 and 9)
Common stock, no par value, 1,000,000
 shares authorized, 1,000 shares issued            600          600
Additional paid-in-capital                                      728
Retained earnings (Accumulated deficit)              4         (532)
                                             ---------       -------
Total stockholders' equity                         604          796
                                             ---------       -------
                                             $     761      $ 1,807
                                             =========       =======












          The accompanying notes are an integral
          part of these financial statements.

     STARLICON INTERNATIONAL CORPORATION
     Statements of Operations and Retained Earnings
      (Accumulated Deficit)
     Nine Months Ended June 30, 1997 and Year Ended June 30, 1998
     (Dollars In Thousands)


                                             1997           1998

Net sales (Note 4)                      $  15,058      $  24,638
Cost of goods sold (Note 12)               14,844         24,229
                                        ---------      ---------
Gross profit                                  214            409
                                        ---------      ---------

Salaries and wages                            128            498
Rent                                           17             50
Trademark amortization (Note 5)                               24
Other expenses                                 67            381
                                        ---------      ---------
                                              212            953
                                        ---------      ---------
Operating income (loss)                         2           (544)
Interest income (Note 6)                        2              8
                                        ---------      ---------
Net income (loss) (Note 16)                     4           (536)
Retained earnings-beginning of period         Nil              4
                                        ---------      ---------
Retained earnings (Accumulated deficit)
 end of period                          $       4     $     (532)
                                        =========      =========
















          The accompanying notes are an integral
          part of these financial statements.

     STARLICON INTERNATIONAL CORPORATION
     Statements of Cash Flows
     Nine Months Ended June 30, 1997 and Year Ended June 30, 1998
     (Dollars In Thousands)

                                                  1997           1998

Operating cash flows (Notes 5 and 9)
Net income (loss)                            $       4      $    (536)
Depreciation and amortization                        1             30
Receivables change                                (721)          (313)
Inventory change                                   (13)           (70)
Prepaid expenses change                             (9)            66
Accounts payable change                            109            (28)
Deferred revenues change                                           65
Accrued payroll change                                             25
                                             ----------     ----------
Cash used by operations                           (629)          (761)
                                             ----------     ----------

Investing cash flows (Notes 5 and 9)
Property acquisitions                               19              1
Luna advance                                                       14
Other assets                                                        4
Paradise cash acquired                                            (42)
                                             ----------     ----------
Cash used (provided) by investing activities        19            (23)
                                             ----------     ----------

Financing cash flows (Notes 5, 6, 7 and 9)
Common stock issued                                600              0
RTC receivables collected                                         588
Yin advance                                                       100
Shareholders' capital contribution                                 40
Reduction in due RTC                                             (123)
Bank overdrafts                                     48            163
                                             ----------     ----------
Cash provided by financing activities              648            768
                                             ----------     ----------


Change in cash                                     Nil             30
Cash - beginning of period                         Nil            Nil
                                             ----------     ----------
Cash - end of period                         $     Nil      $      30
                                             ==========     ==========

          The accompanying notes are an integral
          part of these financial statements.

     STARLICON INTERNATIONAL CORPORATION
     Notes To Financial Statements
     June 30, 1997 and 1998

NOTE 1. Accounting Policies and Operations

Basis of Presentation - The financial statements include the assets and liabilities of Starlicon International Corporation (Starlicon), a California Corporation. Starlicon was incorporated on October 3, 1996. These financial statements also include Paradise's assets, liabilities and operations (Note 5) from August 1, 1997. All dollar amounts are in thousands. The financial statements were prepared to meet the Securities and Exchange Commission's Form 8-K rules.

Business Description - Starlicon markets computer memory chips, central processing units and other basic computer components. The company also markets a proprietary line of computer peripherals under the Paradise brand name. Some of the products marketed include PC video conferencing products, video adapter cards, multimedia products and modems. Starlicon's customer base includes private label computer manufacturers and major technology distributors, such as Tech Data, Ingram Micro, D&H, Almo, Comark and SED.

Property and Equipment - Property and equipment are recorded at cost. Depreciation and amortization are recorded by the straight-line method over the related assets' estimated useful lives. Capitalized costs carrying value is reviewed annually.

Accounts Receivable - Starlicon records an allowance for doubtful accounts to reduce receivables to net realizable value. Starlicon does not require collateral from its customers. Starlicon's customers include wholesalers and value added retailers. Starlicon's four largest June 30, 1998 customer receivables and July and August 1998 cash collections were:

     Customer      Balance                        Collections
                                        July 1998            August 1998
        A           $395                  $395                   $0
        B            239                   163                   76
        C            173                   142                   22
        D            105                    29                    1

Revenue Recognition - Revenue is recognized when products are shipped. Starlicon records an allowance for returns, allowances and discounts when sales are recorded.

Inventories - Inventories are valued at the lower of cost, first-in, first-out method, or market.

Trademark - The trademark is amortized over five years by the straight-line method. Its carrying value is reviewed annually.

Advertising - Starlicon expenses advertising as incurred.

     STARLICON INTERNATIONAL CORPORATION
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 1. Accounting Policies and Operations (continued)

Accounting Estimates - Preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and the reported amounts of revenue and expense during the reported periods. Actual results could differ from those estimates.

Fair Value of Financial Instruments - Accounts receivable, cash, accounts payable and accrued expenses carrying value approximates fair value because of the short-term maturity of those instruments. The Hwang note (Note 6) is believed to be at fair value.

Income Taxes - Starlicon will file a consolidated tax return for 1998 with Starlicon Group, Inc. (SGI), Starlicon's holding company (Note 9). The 1998 tax disclosures were computed as if Starlicon filed a separate company tax return.

Cash - Cash includes short-term instruments with original maturities of 90 days or less.

Service Contracts - Service contracts are amortized by the straight- line method over the related contract term.

NOTE 2. Relialogic Technology Inc.(RTC) Advance

On June 9, 1997 RTC advanced Starlicon $50, which Starlicon repaid on June 18, 1997.

NOTE 3. Supplemental Cash Flow Disclosures

Interest paid and received and taxes paid were not material for the periods. The statement of cash flows excludes the effects of Starlicon's acquisition of Paradise (Note 5)

NOTE 4. Sales and Expenses

Sales and expenses included these amounts by period:

                                                 1997      1998

Sales to customer A                           $ 2,479   $ 7,313
Sales to customer B                             1,262     2,402
Sales to customer C                             1,258     1,688
Sales to customer D                             1,196     2,167
Sales to Paradise                                 393
Purchases from Luna International, Inc. (Luna)    323

     STARLICON INTERNATIONAL CORPORATION
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 5. Paradise Acquisition

On July 31, 1997 Starlicon purchased the business and certain assets comprising the Paradise Multimedia (Paradise) operations of RTC, a subsidiary of Osicom Technologies, Inc.(Osicom). John Hwang (Hwang), a Starlicon stockholder and officer resigned his position as an RTC officer on June 30, 1998. The assets acquired and related liabilities assumed were:

Cash                                                   $   42
Inventory                                                 351
Prepaid expenses                                           19
Hwang note (Note 6)                                       109
Other assets                                               58
Property and equipment                                     43
Trademark                                                 130
                                                       -------
                                                          752
Less: Accounts payable                                   (452)
      Deferred revenues                                  (145)
                                                       -------
                                                       $  155
                                                       =======

The $155 sale price was paid to RTC as follows: $100 on February 23, 1998, and $25 on April 3, 1998. The balance will be paid at $20 per month. Starlicon believes RTC improperly computed its deferred revenues and that it owes RTC $70 less than RTC currently believes it is owed. Following the acquisition, Starlicon collected $588 of RTC's July 31, 1997 receivables (Note 9).

NOTE 6. Hwang Note and Shareholders' Capital Contribution

This amount is Hwang's $100 demand note to RTC dated February 29, 1996 plus interest at 8%. Starlicon recorded $7 in interest income from this note in 1998. On March 30, 1998 Hwang and other shareholders contributed $40 to Starlicon's capital.

NOTE 7. Stockholders' Equity

Starlicon issued 1,000 shares of stock for $600. In November 1997 Luna, a company controlled by Hwang, contributed $100 of Starlicon's accounts payable to Starlicon's equity. As this transaction neither provided nor used cash it was excluded from the statement of cash flows.

     STARLICON INTERNATIONAL CORPORATION
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 8. Operating Leases

Starlicon leased its facilities on a month-to-month basis from Meret Communications, Inc., an Osicom subsidiary. At June 30, 1998, Starlicon's operating lease commitments were $10 through June 30, 1999, for a vehicle.

NOTE 9. Starlicon Group Inc. (SGI)

In November 1997, Starlicon's stockholders formed SGI as a holding company for Starlicon's common stock. SGI assumed $588 of Starlicon's RTC debt as a capital contribution to Starlicon. Since the transaction neither provided nor used cash it was excluded from the statement of cash flows.

NOTE 10. Purchase of Starlicon

On June 30, 1998 Unico, Inc. (Unico) purchased Starlicon from SGI for 5,476,190 shares of Unico common stock and 5,476 shares of Unico convertible preferred stock, convertible into 5,476,000 shares of Unico common stock. Unico also issued warrants to two of its shareholders to purchase a total of 150,000 shares of Unico common at $1.40 per share expiring on December 1, 2006. Before the acquisition 1,125,609 shares of Unico common stock were outstanding.

Since Starlicon's shareholders own the majority of Unico's shares, this transaction will be accounted for as if Starlicon purchased Unico, or by reverse acquisition accounting. Despite the transaction being a stock for stock swap it will be recorded using purchase accounting since Paradise was not an autonomous entity within two years before combination.

On June 30, 1998 Unico dismissed an action brought in May 1998 against SGI and Starlicon. Starlicon's recorded cost for Unico's purchase was $3,163 which consisted of $1,969 for 1,125,609 shares of Unico common issued to old Unico shareholders valued at $1.75 per share, $958 for 547,169 shares issued to a Starlicon shareholder, plus $236 which was the estimated value of the warrants issued assuming a risk-free interest rate of 5.5%, 0% dividend, 100% volatility and an 8 year, 5 month life.

     STARLICON INTERNATIONAL CORPORATION
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 11. Subsequent Event

On August 1, 1998 Unico leased premises which Starlicon moved into. The lease expires July 31, 2003 and has escalation provisions for operating expenses. Minimum payments due under the lease are as follows by year ending June 30:

     1999                          $ 131
     2000                            146
     2001                            150
     2002                            154
     2003                            159
     2004                             13
                                  -------
                                   $ 753
                                  =======

NOTE 12. Inventory

On June 30, 1998 Starlicon recorded a $15 reserve for certain items it acquired in the Paradise (Note 5) acquisition to reduce their carrying value to current market value. It carries 75,000 integrated circuits acquired in the Paradise acquisition at $179 which it believes it will use in the normal course of business. On June 30, 1998 Starlicon recorded a $16 inventory valuation reserve for other items.

NOTE 13. Chan Pui Yin (Yin) Advance

On June 30, 1998 Yin advanced Starlicon $100 intending to buy Starlicon stock. Starlicon repaid the $100 on July 9, 1998 after deciding not to consummate the transaction.

NOTE 14. Name Change

On August 5, 1998 Starlicon changed its name to Paradise Innovations, Inc.

NOTE 15. Segment Information

During fiscal 1997 Starlicon engaged in one business segment, distributing computer hardware. Effective August 1, 1997 with the Paradise acquisition (Note 5), Starlicon began distributing proprietary products and operating in two segments. Starlicon is organized by product. At June 30, 1998 $207 of Starlicon's inventory was located in Asia.

     STARLICON INTERNATIONAL CORPORATION
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 15. Segment Information (continued)

Segment assets were as follows:

Distribution        Proprietary              Eliminations         Total
                    Products
   $1,030             $893                        $104            $1,819

Segment operating results were as follows:

                    Distri-   Proprietary         Elimi-         Total
                    bution    Products            nations
                    -------   -----------         ------        --------

Revenues            $23,310   $  1,356            $  28         $24,638
Interest income           1          7                                8
Depreciation              2          4                                6
Amortization              0         24                               24
Operating loss          (94)      (450)                            (544)


NOTE 16. Income Taxes

A reconciliation of Starlicon's 1998 tax provision to that which would have been recorded at the applicable federal rate is:

Loss as recorded                             $  536
Applicable rate                                  35 %
                                            ---------
Computed tax benefit                            188
Tax benefit not recorded                       (188)
                                            ---------
Tax provision                                $  Nil
                                            =========

At June 30, 1998 Starlicon had a net operating loss carryover (NOL) of $501 expiring 2013, the $190 benefits of which were not recorded in the financial statements due to uncertainty as to their realizability. The only material item giving rise to differences between the book and tax basis of Starlicon's assets is the inventory valuation reserve.


NOTE 17. Pro Forma Financial Information (Unaudited)

The following pro forma financial information presents the effects of the Paradise acquisition as if it occurred on June 30, 1997. The pro forma financial information is not necessarily indicative of the results of

     STARLICON INTERNATIONAL CORPORATION
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 17. Pro Forma Financial Information (Unaudited, continued)

operations and financial position which will be attained in the future. The pro forma information should be read in conjunction with the historical financial statements of Starlicon as reported on Form 8-K for nine months and the year ended June 30, 1997 and 1998.

     Starlicon International Corporation.
     Pro Forma Condensed Balance Sheet
     June 30, 1997

                         Starlicon
                         before
Assets                   acquisition          Paradise      Pro forma
                         -----------         ---------      ---------
Cash                                         $      42      $     42
Accounts receivable      $      721                              721
Inventories                      13                351           364
Property and equipment
 -net                            18                 43            61
Trademark                                          130           130
Hwang note                                         109           109
Other assets                      9                 77            86
                         ---------------------------------------------
                         $      761          $     752     $   1,513
                         =============================================

Liabilities and
Stockholders' equity

Bank overdraft           $       48          $               $    48
Accounts payable                109               452            561
Acquisition liability                             155            155
Deferred revenues                                 145            145
                         ---------------------------------------------
Total liabilities               157               752            909
                         ---------------------------------------------
Common stock                    600                              600
Retained earnings                 4                                4
                         ---------------------------------------------
Total stockholders'
 equity                         604                              604
                         ---------------------------------------------

                          $     761          $    752        $ 1,513
                         =============================================

     STARLICON INTERNATIONAL CORPORATION
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 17. Pro Forma Financial Information (Unaudited, continued)

These pro forma statements of operations presents the effects of the Paradise acquisition as if it occurred on October 3, 1996.

                  Starlicon
                  Before                  Pro forma
                  Acquisition Paradise    adjustments  Consolidated
                  ----------- ----------  -----------  ------------

Revenues          $  15,058     $ 2,841   $              $ 17,899
Cost of sales        14,844       2,368                    17,212
                  ----------- ---------- -----------  ------------
Gross profit            214         473                       687
Operating expenses      212         742     (267)(a)          687
                  ----------- ---------- -----------  ------------
Operating income
 (loss)                   2        (269)     267                0
Other income
 (charges)                2                  (19)(b)          (17)
                  ----------- ---------- -----------  -------------
Net income (loss) $       4     $  (269) $   248        $     (17)
                  =========== ========== ===========  =============

(a) To reverse RTC goodwill amortization and write-off. RTC had recorded a goodwill of $400,000 when it acquired the Paradise assets in 1994 and amortized it over seven years. The balance of goodwill in July 1997 was $267.
<R/>
(b)  To record interest on acquisition indebtedness at 11%.


NOTE 18.  Unico Pro-Forma (Unaudited)

This balance sheet pro-forma presents the effects of Unico's acquisition of Starlicon described in Note 10. The historical statement of operations in Starlicon's financial statements (page 8) is the same as its pro-forma statement of operations as Starlicon will account for its investment in Unico using the cost method. The cost method was selected since Starlicon's old stockholders cannot use 'old' Unico's assets and have no control over its operations. Under this method, the historical and the pro-forma statements of operations are identical. This footnote is provided in response to Item 2 of Form 8-K.

     STARLICON INTERNATIONAL CORPORATION
     Notes To Financial Statements (Continued)
     June 30, 1997 and 1998

NOTE 18.  Unico Pro-Forma (Unaudited, continued)

     Unico, Inc.
     Pro-Forma Condensed Balance Sheet
     June 30, 1998

                       Starlicon
                       before                 Old                  New
Assets                 acquisition            Unico                Unico
                       -----------            ------               -------

Cash                         $ 30                                    $ 30
Receivables                 1,034                                   1,034
Inventories                   434                                     434
Property & equipment           52                                      52
Other assets                  257                                     257
Investment                                    $ 3,163               3,163
                        ----------            --------            --------
                          $ 1,807             $ 3,163             $ 4,970
                        ==========            ========            ========

Liabilities and
Stockholders'
Equity

Bank overdraft              $ 211                                   $ 211
Accounts Payable              433                                     433
Deferred Revenue              210                                     210
Due RTC                        32                                      32
Due Yin                       100                                     100
Accrued payroll                25                                      25
                        ----------            --------            --------
Total Liabilities           1,011                                   1,011
                        ----------            --------            --------
Stockholders' Equity          796             $ 3,163               3,959
                        ----------            --------            --------
                          $ 1,807             $ 3,163             $ 4,970
                        ==========            ========            ========

EXHIBIT 27.1 - RELIALOGIC TECHNOLOGY CORPORATION
               AUDITED FINANCIAL STATEMENTS AND PRO-FORMAS















                RELIALOGIC TECHNOLOGY CORPORATION
                      FINANCIAL STATEMENTS
                         JULY 31, 1997























                                   Weinbaum & Yalamanchi, CPAs
                                   4929 Wilshire Blvd, Suite 540
                                   Los Angeles, CA 90010
                                   Tel: 323-931-4827
                                   Fax: 323-931-6247

     RELIALOGIC TECHNOLOGY CORPORATION
     FINANCIAL STATEMENTS
     JULY 31, 1997




     TABLE OF CONTENTS




Independent Accountants' Report                               21

Balance Sheet                                              22-23

Statement of Operations and Accumulated Deficit               24

Statement of Cash Flows                                       25

Notes to Financial Statements                              26-28

     Independent Accountants' Report


Starlicon International Corporation

     We audited the accompanying balance sheet of Relialogic Technology Corporation (RTC) as of July 31, 1997 and the related statements of operations and accumulated deficit and cash flows for the ten months then ended. These financial statements are the responsibility of RTC's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly in all material respects, RTC's financial position as of July 31, 1997 and the results of its operations and cash flows for the ten months then ended in conformity with generally accepted accounting principles.


                                             /s/ Weinbaum & Yalamanchi
                                             Weinbaum & Yalamanchi

Los Angeles, California
September 3, 1998

     RELIALOGIC TECHNOLOGY CORPORATION
     Balance Sheet
     July 31, 1997


     ASSETS


Current Assets
Cash                                                   $   41,689
Accounts receivable less $30,000 allowance for
 doubtful accounts                                        588,494
Inventory                                                 351,390
Due from officers                                          17,163
Prepaid expenses                                           18,872
                                                       -----------
   Total current assets                                 1,017,608
                                                       -----------


Property and Equipment
Equipment                                                  49,138
Leasehold improvements                                     20,092
                                                       -----------
                                                           69,230
Accumulated depreciation and amortization                  25,986
                                                       -----------
                                                           43,244
                                                       -----------

Other receivables                                          32,502
Hwang note (Note 8)                                       109,444
Trademark net of $20,000 in accumulated
  amortization (Note 11)                                  130,000
                                                       -----------

                                                          271,946
                                                       -----------

                                                       $1,332,798
                                                       ===========







          The accompanying notes are an integral
          part of these financial statements.

     RELIALOGIC TECHNOLOGY CORPORATION
     Balance Sheet
     July 31, 1997

     LIABILITIES AND STOCKHOLDER'S EQUITY


Current Liabilities
Accounts payable                                  $  452,326
Due Osicom (Note 2 and 3)                            125,245
Due others                                             8,775
Deferred revenue (Note 12)                           145,000
                                                  -----------
  Total current liabilities                          731,346
                                                  -----------

Commitments and contingencies  (Note 7)

Stockholder's Equity (Note 3)
Common stock, no par value
 1,000 shares authorized, 1,000 issued                 6,189
Additional paid-in-capital                           944,044
Accumulated deficit                                 (348,781)
                                                  -----------
Total stockholder's equity                           601,452
                                                  -----------

                                                  $1,332,798
                                                  ===========














          The accompanying notes are an integral
          part of these financial statements.

     RELIALOGIC TECHNOLOGY CORPORATION
     Statement of Operations and Accumulated Deficit
     Ten Months Ended July 31, 1997



Net sales                                         $2,840,714
Cost of goods sold                                 2,230,347
                                                  -----------
Gross margin                                         610,367
                                                  -----------
Expenses
Professional fees                                     39,333
Salaries and wages                                   172,222
Travel and entertainment                             110,340
Depreciation and amortization (Note 10)              298,662
Telephone                                             27,594
Other (Note 5)                                        93,815
                                                  -----------
                                                     741,966
                                                  -----------

Net loss                                             131,599
Accumulated deficit-beginning of period              217,182
                                                  -----------
Accumulated deficit-end of period                 $  348,781
                                                  ===========














          The accompanying notes are an integral
          part of these financial statements.

     RELIALOGIC TECHNOLOGY CORPORATION
     Statement of Cash Flows
     Ten Months Ended July 31, 1997


Operating cash flows
Net loss                                               $(131,599)
Adjustments to reconcile net loss
    to cash provided by operations
Depreciation and amortization                            298,662
Changes in operating assets
 Accounts receivable                                     (72,157)
 Accounts payable                                         67,523
 Inventory                                              (270,962)
 Prepaid expenses                                        (12,572)
 Accrued expenses                                         (8,108)
 Deferred revenue                                        145,000
                                                       ----------

Cash provided by operations                               15,787
                                                       ----------
Investing cash flows
Property acquisitions                                     30,887
Trademark purchase                                       150,000
Other assets                                             (41,554)
                                                       ----------

Cash used by investing activities                        139,333
                                                       ----------
Financing cash flows
Osicom advances (Note 2)                                 125,245
                                                       ----------
Cash provided by financing activities (Note 3)           125,245
                                                       ----------

Increase in cash                                           1,699
Cash - beginning of period                                39,990
                                                       ----------
Cash - end of period                                   $  41,689
                                                       ==========




          The accompanying notes are an integral
          part of these financial statements.

     RELIALOGIC TECHNOLOGY CORPORATION
     Notes To Financial Statements
     July 31, 1997

NOTE 1. Accounting Policies and Operations

Basis of Presentation - The financial statements include the assets and liabilities of Relialogic Technology Corporation (RTC), a California Corporation. RTC is a wholly-owned subsidiary of Osicom Technologies, Inc.(Osicom).

Business Description - RTC designs and manufactures add-on products for the multimedia computer marketplace and distributes computer products made by other manufacturers.

Property and Equipment - Property and equipment are recorded at cost. Depreciation and amortization are recorded by the straight-line method over the related assets estimated useful lives.

Accounts Receivable - RTC provides an allowance for doubtful accounts to reduce receivables to net realizable value. RTC does not require collateral from its large customers.

Revenue Recognition - Revenue is recognized when products are shipped.

Accounting Estimates - Preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and the reported amounts of revenue and expense during the reported periods. Actual results could differ from those estimates.

Fair Value of Financial Instruments - Accounts receivable, cash, accounts payable and accrued expenses carrying value approximates fair value because of the short-term maturity of those instruments. In regards to the $125,245 due to Osicom, its fair value is less than its recorded values as it is non-interest bearing.

Cash - Cash includes short-term instruments with original maturities of 90 days or less.

NOTE 2. Osicom Advances

Osicom advanced RTC funds during the period on a non-interest bearing basis.

NOTE 3. Supplemental Cash Flow Disclosures

Interest income and expense and taxes paid were not material.

     RELIALOGIC TECHNOLOGY CORPORATION
     Notes To Financial Statements (continued)
     July 31, 1997

NOTE 3. Supplemental Cash Flow Disclosures (continued)

On July 31, 1997 Osicom assumed $334,600 RTC owed BWA, Inc. This resulted in a net amount due Osicom of 125,245. As this transaction neither provided nor used cash, it was excluded from the statement of cash flows. The Hwang note transfer (Note 8) was also excluded from the statement of cash flows.

NOTE 4. Sales and Expense Information

Sales and expenses included these amounts:
Sales to customer A                                         $ 142,000
Purchases from Starlicon                                      393,000
Purchases from Uni Precision (Uni)                            645,000
Purchases from Osicom                                         299,000
Uni is an Osicom subsidiary.

NOTE 5. Operating Leases and Management Fee

Rent expense for RTC's Fremont, California office was $18,368. RTC leased this facility on a month-to-month basis from an Osicom subsidiary. Osicom charged RTC a $15,000 management fee during the period.

NOTE 6. Income Taxes

As RTC has had losses from inception, it did not record an asset for the estimated value of net operating loss carryforwards as there is no assurance of their realization.

NOTE 7. Sale of Paradise

On August 1, 1997 RTC sold certain assets comprising its Paradise Multimedia (Paradise) operations, to Starlicon International Corporation (Starlicon). For accounting purposes, RTC gave effect to this sale on August 1, 1997. The effects of this transaction on RTC's balance sheet were:

                         As Reported    Assets Sold    As Adjusted

Cash                    $  41,689        $  41,689            Nil
Accounts receivable       588,494                        $588,494
Inventory                 351,390          351,390            Nil
Prepaid expenses           18,872           18,872            Nil
Property and equipment     43,244           43,244            Nil
Trademark                 130,000          130,000            Nil
Hwang note                109,444          109,444            Nil
Starlicon note                            (155,423)       155,423
Other assets               49,665           58,110         (8,445)
                       -----------       ----------     ----------
                       $1,332,798        $ 597,326      $ 735,472
                       ===========       ==========     ==========

     RELIALOGIC TECHNOLOGY CORPORATION
     Notes To Financial Statements (continued)
     July 31, 1997

NOTE 7. Sale of Paradise (continued)

                       As Reported       Liability      As Adjusted
                                           Assumed

Accounts payable        $  452,326       $ 452,326             Nil
Due Osicom                 125,245                       $ 125,245
Due others                   8,775                           8,775
Deferred revenue           145,000         145,000             Nil
Stockholder's equity       601,452                         601,452
                        -----------      ----------      ----------
                        $1,332,798       $ 597,326       $ 735,472
                        ===========      ==========      ==========

Starlicon agreed to pay RTC $150,000 on October 31, 1997 and $75,423 on December 31, 1998. To date, Starlicon has paid RTC $100,000 on February 23, 1998 and $25,000 on April 8, 1998. Starlicon believes it owes RTC $70,000 less than the agreed upon purchase price as RTC incorrectly computed its deferred revenues.

NOTE 8. Hwang Note

On February 29, 1996 John Hwang (Hwang) an RTC officer borrowed $100,000 from Osicom, bearing interest at 8%. On July 31, 1997 Osicom transferred this note including accrued interest to RTC.

NOTE 9. Accounts Receivable

Subsequent to July 31, 1997 Starlicon collected RTC's July 31, 1997 accounts receivable. In November 1997 Starlicon's shareholders formed a holding company, Starlicon Group, Inc. (SGI). With Osicom's consent, Starlicon transferred this $588,494 liability to SGI.

NOTE 10. Goodwill

In conjunction with Osicom's acquisition of RTC, RTC recorded $400,000 in goodwill which was amortized over seven years. On July 31, 1997 RTC concluded this goodwill was of no continuing value and wrote off the $219,047 unamortized balance.

NOTE 11. Trademark

On December 3, 1996 RTC purchased the Paradise Multimedia trademark from Philips, NV for $150,000. This trademark is amortized over 60 months using the straight-line method.

NOTE 12. Deferred Revenue

Deferred revenue arose from a service contract which Paradise agreed to perform for RTC. It is amortized by the straight-line method over the contract term.
                                   28

EXHIBIT 99.1


[Paradise Innovations, Inc. Stationery]



September 25, 1998


Mr. Roger Schwall
Assistant Director, Region 4
Division of Corporation Finance
U.S. Securities Exchange Commission
450 5th Street NW
Washington, DC  20549



Dear Mr. Schwall,


In accordance to our letter to you of September 15, 1998, we are filing the audited financial statements and related pro-forma financial statements on SEC Form 8-K/A for Starlicon International (Starlicon), which was acquired by Unico, Inc. As explained, since Starlicon purchased assets from Relialogic Technology Corporation (Relialogic) in less than two years prior to its acquisition by Unico, it may be considered a successor company to Relialogic. In accordance with APB 16, the audited financial statements and pro-formas combining the assets and operations for Relialogic and Starlicon are also included.

Please consider this filing as follow-up to our filing of Form 8-K/A on September 15, 1998. We believe these audited financial statements and pro-formas provide full disclosure of the transactions in accordance with the Securities Exchange Commission Rule S-X.

Thank you very much for your consideration.



Sincerely,

/s/ Henry Tang

Henry Tang
Vice President
Finance and Operations





                                       29